UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2020

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington		98660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 23, 2020, the Board of Directors (the “Board”) of CytoDyn Inc. (the “Company”) appointed Michael D. Mulholland, SVP-Finance and Executive Advisor to Chief Executive Officer Nader Z. Pourhassan, Ph.D. (the “CEO”), as Interim Chief Financial Officer (the “CFO”). Mr. Mulholland replaces former CFO, Craig S. Eastwood, who left the Company on April 23, 2020. There were no disagreements between the Company and Mr. Eastwood on any matter relating to the Company’s operations, policies or practices which lead to his departure.

Mr. Eastwood’s departure from the Company is considered a termination without cause under the terms of his employment agreement effective November 13, 2019. Pursuant to his employment agreement, Mr. Eastwood is entitled to receive a severance payment equal to twelve (12) months of his base salary (less applicable withholdings and authorized deductions) and vesting of all stock options and other awards he has under the Company’s 2012 Equity Incentive, as amended, to the extent not already vested and (if applicable) exercisable, on his termination date.

Mr. Mulholland joined the Company in December 2012 and served as Chief Financial Officer, Treasurer and Corporate Secretary until November 2019, when he assumed the position of SVP-Finance and Executive Advisor to the CEO. Upon his appointment to Interim Chief Financial Officer, Mr. Mulholland’s annual base salary was increased to $375,000.

There are no arrangements or understandings between Mr. Mulholland and any other persons pursuant to which he was selected as an officer and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

April 27, 2020	By:	/s/ Michael D. Mulholland
Name: Michael D. Mulholland
Title: Interim Chief Financial Officer